Exhibit 10.16

THIRD AMENDMENT

TO FINANCING AGREEMENT

THIRD AMENDMENT, dated as of September 20, 2000 (the “Amendment”), to the Financing Agreement referred to below, by and among (i) DYNAX SOLUTIONS, INC. a Delaware corporation formerly known as Dynax Acquisition Corp. (the “Parent”), APPLICATION RESOURCES CONSULTING SERVICES, INC., a New York Corporation, ICS ACQUISITION CORP., a Delaware corporation, DSI ACQUISITION CORP., a Delaware corporation, DYNAX RESOURCES, INC., a Delaware corporation, LAUREN AND ASSOCIATES, INC., a New York corporation, PRIME TIME STAFFING, INC., a New York corporation, PURPLE CRAYONS, INC., a New York corporation, PURPLE CRAYONS ACQUISITION CORP., a Delaware corporation, and DYNAX NEWCO ACQUISITION CORP., a Delaware corporation (each, a “Borrower” and collectively, the “Borrowers”), and (ii) ABLECO FINANCE LLC, as agent (the “Agent”) for itself and its assigns (the “Lenders”).

WHEREAS, the Borrowers and the Lenders are parties to the Financing Agreement dated as of March 24, 1999, as amended by the First Amendment dated as of August 19, 1999 and the Second Amendment dated as of March         , 2000 (the “Financing Agreement”), pursuant to which the Lenders have agreed to make certain term loans and revolving loans to the Borrowers from time to time in an aggregate principal amount at any time outstanding not to exceed the aggregate amount of the Commitment (as defined in the Financing Agreement) set forth therein;

WHEREAS, the Borrowers have requested that the calculation of the Facility Borrowing Base (as defined in the Financing Agreement) be adjusted in accordance with this Amendment, and the Agent on behalf of the Lenders has agreed to such request, subject to (i) the execution and delivery of this Amendment by the Borrowers, and (ii) the other terms and conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2. Facility Borrowing Base. The definition of the term “Facility Borrowing Base” contained in Section 1.01 of the Financing Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

“Facility Borrowing Base” means, at any date, the lesser of (a) gross consolidated collections from operations of the Borrowers for the fifteen (15) calendar weeks immediately preceding such date, computed on a pro forma basis to include Acquisitions consummated after the Effective Date but prior to such date with the approval of the Lender, (b)(i) Annualized EBITDA, multiplied by (ii) 3.25, and (c) $14,000,000”.

3. Annualized EBITDA. A definition of the term “Annualized EBITDA” is hereby inserted in Section 1.01 of the Financing Agreement, in appropriate alphabetical order, to read in its entirety as follows:

“Annualized EBITDA” means, for any twelve month period, the product of (a) the aggregate amount of Adjusted Consolidated EBITDA for each calendar month during such twelve month period, commencing with the month ending August 31, 2000, multiplied by (b) a fraction, the numerator of which shall be the number 12 and the denominator of which shall equal the total number of calendar months that have elapsed during such twelve month period.

4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”);

(a) The representations and warranties contained herein in Section 5.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) The Agent shall have received counterparts of this Amendment which bear the signatures of each Borrower.

(c) The Borrowers shall have paid to the Agent, in immediately available funds, a non-refundable amendment fee equal to $25,000.

(d) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lender as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms or the making of the Additional Loan.

(b) Organization, Good Standing, Etc. Such Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction, in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(c) Authorization, Etc. The execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which it is a party being executed in connection with this Amendment, and the performance by such Loan Party of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party’s charter or bylaws any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by such Loan Party of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Financing Agreement, as amended hereby.

(e) Enforceability of Loan Documents. Each of this Amendment, the Financing Agreement as amended hereby, and each other Loan Document to which such Loan Party is a party is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

6. Continued Effectiveness of Loan Agreement. Each Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Documents to “the Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lender, or to grant to the Lender a Lien on any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(b) Section and paragraph headings herein as included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) The Borrower will pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel L.L.P. counsel to the Agent and the Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

DYNAX SOLUTIONS, INC.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

APPLICATION RESOURCES CONSULTING SERVICE, INC.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

ICS ACQUISITION CORP.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

ARCS ACQUISITION CORP.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

DSI ACQUISITION CORP.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

DYNAX RESOURCES, INC.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

PRIME TIME STAFFING, INC.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

LAUREN AND ASSOCIATES, INC.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

PURPLE CRAYONS, INC.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

PURPLE CRAYONS ACQUISITION CORP.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

DYNAX NEWCO ACQUISITION CORP.

By:	/s/ Jerold Weinger
Name: Jerold Weinger
Title: CEO

AGENT:

ABLECO FINANCE LLC

By:	/s/ Kevin Jenda
	Name:	Kevin Jenda
	Title:	SVP